UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2014

EXCEL TRUST, INC.

EXCEL TRUST, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland Delaware	001-34698 (Excel Trust, Inc.) 000-54962 (Excel Trust, L.P.)	27-1493212 (Excel Trust, Inc.) 27-1495445 (Excel Trust, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K/A is being filed by Excel Trust, Inc. and Excel Trust, L.P. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on September 29, 2014 relating to the acquisition of two retail shopping centers located in Utah (the “Utah Portfolio”), collectively containing 839,216 square feet. In evaluating this acquisition and determining the appropriate amount of consideration to be paid, we considered a variety of factors including property type, geographic market and demographics, tenants and lease terms. We are not aware of any additional material factors that would cause the historical operating results of the Utah Portfolio to not be indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Properties Acquired

Independent Auditors’ Report
Combined Statements of Revenues and Certain Expenses of the Utah Portfolio for the six months ended June 30, 2014 (unaudited) and for the year ended December 31, 2013
Notes to Combined Statements of Revenues and Certain Expenses

(b)	Pro Forma Condensed Consolidated Financial Information (unaudited)

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, Inc. as of June 30, 2014
Unaudited Pro Forma Condensed Consolidated Statements of Operations of Excel Trust, Inc. for the six months ended June 30, 2014 and for the year ended December 31, 2013

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, L.P. as of June 30, 2014 Unaudited Pro Forma Condensed Consolidated Statements of Operations of Excel Trust, L.P. for the six months ended June 30, 2014 and for the year ended December 31, 2013
Notes to Pro Forma Condensed Consolidated Financial Statements of Excel Trust, Inc. and Excel Trust, L.P.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

23.1	Consent of Squire & Company

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

Excel Trust, Inc.

and

Board of Directors of the General Partner

Excel Trust, L.P.

We have audited the accompanying combined statement of revenues and certain expenses of the Utah Portfolio (the Properties) for the year ended December 31, 2013, and related notes to the combined statement of revenues and expenses.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with the rules and regulations of the Securities and Exchange Commission as described in Note 1; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenue and certain expenses presents fairly, in all material respects, the operations of the Properties for the year ended December 31, 2013 in accordance with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, described in Note 1.

Basis of Presentation

We draw attention to Note 1 to the combined statement of revenues and certain expenses, which describes the basis of presentation. The financial statement is prepared in accordance with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, which is a basis of presentation that includes historical revenues and certain operating expenses of the Properties, exclusive of items which may not be comparable to expected future operations of the Properties. The financial statement is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ SQUIRE & COMPANY, PC

Orem, Utah
October 6, 2014

UTAH PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Six Months Ended June 30, 2014 and for the Year Ended December 31, 2013

	Six months ended June 30, 2014	Year ended December 31, 2013
	(unaudited)
Revenues:
Rental revenues	$5,554,000	$10,651,000
Tenant reimbursements	1,209,000	2,250,000
Other income	47,000	91,000

Total revenues	6,810,000	12,992,000
Certain expenses
Maintenance and repairs	320,000	473,000
Property taxes	736,000	1,461,000
Other operating expenses	264,000	608,000

Total certain expenses	1,320,000	2,542,000

Revenues in excess of certain expenses	$5,490,000	$10,450,000

See accompanying notes to statements of revenues and certain expenses.

UTAH PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1. Basis of Presentation

The accompanying combined statements of revenues and certain expenses include the operations of a portfolio of properties (the Properties) located in Utah, which were acquired by Excel Trust, Inc. on September 26, 2014.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Properties, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income, and professional services.

2. Summary of Significant Accounting Policies

Revenue Recognition – The Properties recognize rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period applicable expenses are incurred. The reimbursements are recognized and presented at gross amounts, as the Properties are generally the primarily obligors with respect to purchasing goods and services from third-party suppliers, have discretion in selecting the supplier, and bears the associated credit risk.

Use of Estimates – Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

Various lease agreements are in place with tenants to lease space in the Properties. As of June 30, 2014, the minimum future rents receivable under non-cancelable operating leases are as follows:

2014 (six months ending December 31, 2014)	$5,456,000
2015	9,762,000
2016	8,079,000
2017	6,416,000
2018	5,682,000
2019 and thereafter	24,683,000

$60,078,000

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are excluded from the amounts above.

4. Related Party Transactions

During the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013, the Properties paid management and other fees of $387,000 and $641,000, respectively, to a company affiliated with the seller of the Properties.

5. Commitments and Contingencies

The Properties are subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties’ results of operations.

6. Concentration of Credit Risk

No tenants accounted for more than 10% of the Properties’ revenues in the six months ended June 30, 2014 (unaudited) or in the year ended December 31, 2013.

7. Subsequent Events

The Properties evaluated subsequent events through October 6, 2014, the date the financial statements were available to be issued.

Excel Trust, Inc. and

Excel Trust, L.P.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Parent Company”) and Excel Trust, L.P. (the “Operating Partnership” or collectively, the “Company”) is based on the historical financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 has been prepared as if the acquisition of the Utah Portfolio (the “Properties”) had occurred on June 30, 2014. The unaudited pro forma condensed consolidated statements of operations of the Company for the six months ended June 30, 2014 and for the year ended December 31, 2013 have been prepared as if the acquisition of the Properties had occurred on January 1, 2013.

Such unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company filed with the Securities and Exchange Commission in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Properties had been completed on the date indicated, nor does it purport to represent the Company’s results of operations as of any future date or for any future period. The pro forma condensed consolidated statements of operations of the Company are adjusted to include the acquisition of the Properties. In addition, the pro forma condensed consolidated financial statements are based upon pro forma allocations of the purchase price of the Properties based upon preliminary estimates of fair value of the assets acquired and liabilities assumed in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of the acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2014

(in thousands)

	Company Historical (A)	Acquisition of the Utah Portfolio (B)	Company Pro Forma
ASSETS:
Property, net	$1,088,138	$139,970	$1,228,108
Cash and cash equivalents	183,749	(92,431)	91,318
Lease intangibles, net	68,213	10,638	78,851
Investment in unconsolidated entities	8,303	—	8,303
Other	43,092	—	43,092

Total Assets	$1,391,495	$58,177	$1,449,672

LIABILITIES AND EQUITY:
Liabilities:
Mortgages and notes payable and unsecured notes	$555,741	$56,000	$611,741
Accounts payable and other liabilities	42,270	—	42,270
Lease intangibles, net	25,845	2,177	28,022

Total liabilities	623,856	58,177	682,033
Equity:
Total stockholders’ equity	755,611	—	755,611
Non-controlling interests	12,028	—	12,028

Total equity	767,639	—	767,639

Total liabilities and equity	$1,391,495	$58,177	$1,449,672

See accompanying notes

EXCEL TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Six months ended June 30, 2014

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of the Utah Portfolio (D)	Company Pro Forma
REVENUES:
Rental revenue	$50,086	$5,581	$55,667
Tenant recoveries	10,110	1,599	11,709
Other income	1,030	47	1,077

Total revenues	61,226	7,227	68,453
EXPENSES:
Maintenance and repairs	4,409	330	4,729
Real estate taxes	6,295	1,162	7,457
Management fees	1,037	—	1,037
Other operating expenses	3,346	264	3,610
General and administrative	7,973	—	7,973
Depreciation and amortization	23,207	3,810	27,017

Total expenses	46,267	5,556	51,823

Net operating income	14,959	1,671	16,630
Interest expense	(10,970)	(406)	(11,376)
Interest income	103	—	103
Income from equity in unconsolidated entities	165	—	165

Net income	4,257	1,265	5,522
Net income attributable to non-controlling interest	(157)	(27)	(184)

Net income attributable to Excel Trust, Inc.	4,100	1,238	5,338
Preferred stock dividends	(5,488)	—	(5,488)

Net loss attributable to the common stockholders	$(1,388)	$1,238	$(150)

Net loss per share attributable to the common stockholders – basic and diluted	$(0.03)		$(0.01)

Weighted-average common shares outstanding - basic and diluted	48,178	—	48,178

See accompanying notes

EXCEL TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Year ended December 31, 2013

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of the Utah Portfolio (D)	Company Pro Forma
REVENUES:
Rental revenue	$92,294	$10,759	$103,053
Tenant recoveries	18,875	3,014	21,889
Other income	1,373	91	1,464

Total revenues	112,542	13,864	126,406
EXPENSES:
Maintenance and repairs	7,328	473	7,801
Real estate taxes	12,756	2,324	15,080
Management fees	1,772	—	1,772
Other operating expenses	6,194	608	6,802
Changes in fair value of earn-outs	(1,568)	—	(1,568)
General and administrative	13,871	—	13,871
Depreciation and amortization	46,146	7,012	53,158

Total expenses	86,499	10,417	96,916

Net operating income	26,043	3,447	29,490
Interest expense	(18,944)	(812)	(19,756)
Interest income	204	—	204
Income from equity in unconsolidated entities	40	—	40
Changes in fair value of financial instruments	230	—	230

Income from continuing operations	7,573	2,635	10,208
Income from discontinued operations before gain on sale of real estate assets	464	—	464
Gain on sale of real estate assets	12,055	—	12,055

Income from discontinued operations	12,519	—	12,519

Net income	20,092	2,635	22,727
Net income attributable to non-controlling interest	(568)	(67)	(635)

Net income (loss) attributable to Excel Trust, Inc.	19,524	2,568	22,092
Preferred stock dividends	(10,976)	—	(10,976)

Net income attributable to the common stockholders	$8,548	$2,568	$11,116

Loss from continuing operations per share attributable to the common stockholders – basic and diluted	(0.09)		(0.03)
Net income per share attributable to the common stockholders – basic and diluted	$0.17		$0.23

Weighted-average common shares outstanding - basic and diluted	46,926	—	46,926

See accompanying notes

EXCEL TRUST, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2014

(in thousands)

	Company Historical (A)	Acquisition of the Utah Portfolio (B)	Company Pro Forma
ASSETS:
Property, net	$1,088,138	$139,970	$1,228,108
Cash and cash equivalents	183,749	(92,431)	91,318
Lease intangibles, net	68,213	10,638	78,851
Investment in unconsolidated entities	8,303	—	8,303
Other	43,092	—	43,092

Total Assets	$1,391,495	$58,177	$1,449,672

LIABILITIES AND EQUITY:
Liabilities:
Mortgages and notes payable and unsecured notes	$555,741	$56,000	$611,741
Accounts payable and other liabilities	42,270	—	42,270
Lease intangibles, net	25,845	2,177	28,022

Total liabilities	623,856	58,177	682,033
Capital:
Total partners’ capital	766,069	—	766,069
Non-controlling interests	1,570	—	1,570

Total capital	767,639	—	767,639

Total liabilities and capital	$1,391,495	$58,177	$1,449,672

See accompanying notes

EXCEL TRUST, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Six months ended June 30, 2014

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of the Utah Portfolio (D)	Company Pro Forma
REVENUES:
Rental revenue	$50,086	$5,581	$55,667
Tenant recoveries	10,110	1,599	11,709
Other income	1,030	47	1,077

Total revenues	61,226	7,227	68,453
EXPENSES:
Maintenance and repairs	4,409	330	4,729
Real estate taxes	6,295	1,162	7,457
Management fees	1,037	—	1,037
Other operating expenses	3,346	264	3,610
General and administrative	7,973	—	7,973
Depreciation and amortization	23,207	3,810	27,017

Total expenses	46,267	5,556	51,823

Net operating income	14,959	1,671	16,630
Interest expense	(10,970)	(406)	(11,376)
Interest income	103	—	103
Income from equity in unconsolidated entities	165	—	165

Net income	4,257	1,265	5,522
Net income attributable to non-controlling interest	(183)	—	(183)

Net income attributable to Excel Trust, Inc.	4,074	1,265	5,339
Preferred stock dividends	(5,488)	—	(5,488)

Net loss attributable to the common stockholders	$(1,414)	$1,265	$(149)

Net loss per share attributable to the common stockholders – basic and diluted	$(0.03)		$(0.01)

Weighted-average common shares outstanding - basic and diluted	49,198	—	49,198

See accompanying notes

EXCEL TRUST, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Year ended December 31, 2013

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of the Utah Portfolio (D)	Company Pro Forma
REVENUES:
Rental revenue	$92,294	$10,759	$103,053
Tenant recoveries	18,875	3,014	21,889
Other income	1,373	91	1,464

Total revenues	112,542	13,864	126,406
EXPENSES:
Maintenance and repairs	7,328	473	7,801
Real estate taxes	12,756	2,324	15,080
Management fees	1,772	—	1,772
Other operating expenses	6,194	608	6,802
Changes in fair value of earn-outs	(1,568)	—	(1,568)
General and administrative	13,871	—	13,871
Depreciation and amortization	46,146	7,012	53,158

Total expenses	86,499	10,417	96,916

Net operating income	26,043	3,447	29,490
Interest expense	(18,944)	(812)	(19,756)
Interest income	204	—	204
Income from equity in unconsolidated entities	40	—	40
Changes in fair value of financial instruments	230	—	230

Income from continuing operations	7,573	2,635	10,208
Income from discontinued operations before gain on sale of real estate assets	464	—	464
Gain on sale of real estate assets	12,055	—	12,055

Income from discontinued operations	12,519	—	12,519

Net income	20,092	2,635	22,727
Net income attributable to non-controlling interest	(335)	—	(335)

Net income (loss) attributable to Excel Trust, Inc.	19,757	2,635	22,392
Preferred stock dividends	(10,976)	—	(10,976)

Net income attributable to the common stockholders	$8,781	$2,635	$11,416

Loss from continuing operations per share attributable to the common stockholders – basic and diluted	(0.09)		(0.02)
Net income per share attributable to the common stockholders – basic and diluted	$0.17		$0.23

Weighted-average common shares outstanding - basic and diluted	48,123	—	48,123

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, L.P.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(A) Derived from the Parent Company’s and the Operating Partnership’s condensed consolidated financial statements as of June 30, 2014.

(B) To reflect the acquisition of the Properties as if they were acquired June 30, 2014 for a purchase price of $148.4 million, not including closing costs. The acquisition was funded by cash on hand and approximately $56.0 million of borrowings from the Company’s unsecured revolving credit facility. The acquisition method of accounting was used to allocate the purchase price to tangible and identifiable intangible assets and liabilities and other working capital liabilities assumed according to their fair values. The purchase price has been allocated on a preliminary basis for the pro forma adjustments as follows:

Land	$47,117
Building	86,802
Site improvements	2,319
Tenant improvements	3,732
Lease intangible assets	10,638
Lease intangible liabilities	(2,177)

$148,431

(C) Derived from the Parent Company’s the Operating Partnership’s condensed consolidated statements of operations and comprehensive income for the six months ended June 30, 2014 and for the year ended December 31, 2013.

(D) To reflect the acquisition of the Properties as if they were acquired on January 1, 2013. The pro forma adjustments include the pro forma operations of the Properties. The acquisition method of accounting was used to allocate the purchase price to tangible and identified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 7 years and 8 years, respectively. The amounts allocated to above- and below-market intangible assets and liabilities are amortized over the lives of the leases with an average life of four years and ten years, respectively.

Historical revenue of $5.6 million and $10.7 million is increased by $27,000 and $108,000, respectively, for the pro forma net amortization of above- and below-market leases for the six months ended June 30, 2014 and for the year ended December 31, 2013.

Expenses are based on historical operations of the previous owner except for real estate property tax, which is calculated using an estimated reassessed tax basis subsequent to the acquisition (based on the purchase price and prevailing tax rates). Tenant recoveries have been adjusted to reflect the estimated property tax expense.

Interest expense reflects estimated interest costs incurred for the six months ended June 30, 2014 and for the year ended December 31, 2013 related to borrowings of $56.0 million from the Company’s unsecured revolving credit facility used to fund the acquisition. The Company’s unsecured revolving credit facility bears interest at the rate of LIBOR plus a margin of 90 to 170 basis points, depending on the Company’s credit rating. Interest is assumed to be 1.45% for the periods presented based on historic LIBOR rates during the period from January 1, 2014 to June 30, 2014, which have ranged from 0.15% to 0.16% (a 0.125% variance in the assumed interest rate of 1.45% would result in an increase or decrease in interest expense of approximately $35,000 for the six months ended June 30, 2014 and $70,000 for the year ended December 31, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 6, 2014	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

Excel Trust, L.P.

	By:	Excel Trust, Inc.
Its General Partner

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

23.1	Consent of Squire & Company